SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)      February 15, 1999


                        CAMELOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)




    Colorado                   0-8299                 84-0691531
   (State of                       (Commission              (IRS Employer
   Incorporation)             File Number)        Identification No.)



     2415      Midway     Suite     224-226     Carrollton,      TX       75006
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:   (972) 733-3005

Item 8.  Other Events

On February 15, 1999, the Registrant settled outstanding litigation with Audio Visual Group dba AIMS Media ("AIMS") in order to eliminate the expense of further litigation and without admitting any liability by the transference of 200,000 restricted common shares of Wincroft, Inc., owned by the Registrant to AIMS.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CAMELOT CORPORATION


                              BY: /s/ Daniel Wettreich
                                     Daniel Wettreich
Date:  February 16, 1999                       CEO